WELLS FARGO FUNDS TRUST

Variable Rate Government Fund

Class A

Supplement dated May 11, 2001 to the

Prospectus dated October 1, 2000

and Supplemented February 9, 2001

At its May 8, 2001 meeting, the Board of Trustees of Wells Fargo Funds Trust unanimously approved, and recommended that Fund shareholders approve, the merger of the Variable Rate Government Fund into the Limited Term Government Income Fund. If the merger is approved by Fund shareholders, Variable Rate Government Fund shareholders will receive shares of the Limited Term Government Income Fund, equal in value to their Variable Rate Government Fund shares, in a tax-free reorganization. Shareholders of the Variable Rate Government Fund will receive proxy materials describing the proposed merger, and a Special Meeting of Shareholders is expected to occur in the third quarter of this year.

Effective May 31, 2001, the Variable Rate Government Fund is closed to new investors.

WELLS FARGO FUNDS TRUST

Minnesota Intermediate Tax-Free Fund

Institutional Class

Supplement dated May 11, 2001 to the

Prospectus dated November 1, 2000

and Supplemented March 5, 2001

At its May 8, 2001 meeting, the Board of Trustees of Wells Fargo Funds Trust unanimously approved, and recommended that Fund shareholders approve, the merger of the Minnesota Intermediate Tax-Free Fund into the Minnesota Tax-Free Fund. If the merger is approved by Fund shareholders, Minnesota Intermediate Tax-Free Fund shareholders will receive shares of the Minnesota Tax-Free Fund, equal in value to their Minnesota Intermediate Tax-Free Fund shares, in a tax-free reorganization. Shareholders of the Minnesota Intermediate Tax-Free Fund will receive proxy materials describing the proposed merger, and a Special Meeting of Shareholders is expected to occur in the third quarter of this year.

Effective May 31, 2001, the Minnesota Intermediate Tax-Free Fund is closed to new investors.